SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 26, 2007

CARGO CONNECTION LOGISTICS HOLDING, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

FLORIDA	0-28223	65-0510294
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

600 Bayview Avenue
Inwood, New York 11096
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(516) 239-7000
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 26, 2007, Cargo Connection Logistics Holding, Inc. issued a press release announcing that its subsidiary, Cargo Connection Logistics - International, Inc., has signed an agreement to assist in the Hub Operations for the domestic ground network of AIT Worldwide Logistics. AIT Worldwide Logistics is one of the top 25 freight forwarders in the United States and will be utilizing the services of Cargo Connection Logistics in the Chicago area.

AIT Worldwide Logistics will utilize the expertise of Cargo Connection Logistics’ Bensenville, Illinois facility to handle its weekend hub/sort operation in Chicago. At that facility, Cargo Connection Logistics will handle up to 44 trucks on a weekly basis out of its Bensenville operation. Cargo Connection Logistics will provide AIT with the service they require on a weekly basis to handle 26 different destinations through AIT’s dedicated network of transportation. AIT, which is based in Wood Dale, IL, employs more than 780 people and has operations worldwide.

The Company and AIT have been working on this partnership for some time and has performed a full evaluation of the dedicated handling operation required for AIT and have given them a fully developed operation space and manpower plan. AIT has agreed with the plan and the space layout and Cargo Connection Logistics should begin providing services to AIT within the next 4 weeks. Cargo Connection Logistics will supply AIT’s ground network with the space and personnel it requires to add operational excellence to AIT’s dedicated ground network in Bensenville. This new business will occupy approximately 30 percent of the space that was available in Cargo Connection Logistics' Chicago facility and continues to bring the different variations of service we can provide to the supply chain process.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CARGO CONNECTION LOGISTICS HOLDING, INC.

By:	/s/ Scott Goodman
Scott Goodman Chief Financial Officer

Dated: April 26, 2007